UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2012

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

560 White Plains Road, Suite 210, Tarrytown, New York	10591
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events.

On September 17, 2012, SGRP and its subsidiaries (together with SGRP, "we", "our" or the "Company"), issued a press release (the "Release") reporting our acquisition of a new joint venture subsidiary.  A copy of the Release is attached to this Current Report on Form 8-K (this "Report") as Exhibit 99.1 and is hereby incorporated herein by reference.

We have elected to voluntarily describe that acquisition more fully in this Report, even though we do not believe that acquisition and the related contracts are material, as we are entering into related party agreements in connection with this transaction that were approved by SGRP's Board of Directors and Audit Committee (comprised of all independent directors).

On September 11, 2012, the Company completed and closed its agreement to acquire a 51% interest in National Merchandising Services, LLC, a newly formed Nevada limited liability company and U.S. based joint venture ("NMS"), in which the Company applied domestically its international strategy of seeking a material local investor who is an experienced person or company.  NMS will provide merchandising services to multiple Fortune 500 companies previously serviced by its local investor, National Merchandising of America, Inc., a Georgia corporation ("NMA"), and NMA is contributing substantially all of those customers to NMS.  NMA will provide field merchandising services to NMS pursuant to a Field Services Agreement (the "NMA Field Services Agreement").  NMA also will provide equity (owning 49% of NMS's membership units), credit support and certain other services to NMS, as well as the useful local attention, perspective and relationships of a local investor with a strong financial stake in such subsidiary's success.  NMS will be part of the Company's consolidated financial reports, and the business acquired by NMS is currently generating approximately $3 million in annual revenue, specializing primarily on in-store merchandising and new store opening and remodeling projects.

Mr. Ed Burdekin is a director and the President and Chief Executive Officer of both NMS (which is a SGRP subsidiary) and NMA (which is wholly owned by Mr. Burdekin's wife).  NMA is expected to provide substantially all of the domestic merchandising specialist field force used by NMS pursuant to the terms of the NMA Field Services Agreement.  NMS will receive merchandising services from NMA through the use of approximately 2,600 field merchandising specialists provided by NMA.  For those services, the Company has agreed to reimburse NMA for its total costs of providing those services and to pay NMA a premium equal to 2% of its total costs (the "Plus 2% Compensation").  Those reimbursable costs include all field expenses, payroll and employment tax expenses of NMA but exclude certain field merchandiser taxes and legal, executive payroll and other administrative expenses. These transactions and relationships were approved by SGRP's Board of Directors and Audit Committee (comprised of all independent directors).

In connection with the approval of those related party agreements, the Board of Directors of SGRP (the "Board") has approved, based (in part) on the recommendation and approval of the Governance Committee of the Board (which is comprised solely of independent directors), a restated SPAR Group Code of Ethical Conduct for its Directors, Senior Executives and Employees Amended and Restated (as of) August 1, 2012 (the "Ethics Code"), a copy of which is currently available on its internet web site (sparinc.com) and will be filed with its 10-Q for the quarter and period ended September 30, 2012 (which is expected to be filed with the SEC in mid-November of 2012).  As a result, the newly approved NMA Field Services Agreement is, and the previously approved affiliate contracts (See "Transactions with Related Persons, Promoters and Certain Control Persons" in SGRP's 2012 Proxy Statement) continue to be, exempted from various conflict prohibitions in the Ethics Code.  The Ethics Code changes were not intended to substantively alter the code's existing prohibitions and exceptions applicable to the directors and executive officers of SGRP.

Information Not "Filed"

The information in Item 8.01 of this Report and the Release attached as Exhibit 99.1, shall, to the greatest extent permitted by applicable law, not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section.  Such information, to the extent deemed or determined to have been not "filed" under applicable law, shall not be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended (the "Securities Act", and together with the Exchange Act, the "Securities Laws"), except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

Statements contained in this Report and each attached Releases, and any statements that may be made in such conference call, include "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including (without limitation) any statements relating to anticipated, prospective or desired customers, acquisitions or markets, trends, updates, or other anticipated, estimated, expected or desired assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition.  You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.  You should carefully consider all such information and the other risks and cautions noted in the Company's Annual and Quarterly Reports and other filings under applicable Securities Laws (including this report, each a "SEC Report", each of which is available on the Company's website at http://investors.sparinc.com) that could cause the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition to differ materially from those anticipated by the Company and described in the information in the Company's forward-looking statements, whether express or implied, as the Company's anticipations are based upon the Company's plans, intentions, expectations and best estimates and (although the Company believe them to be reasonable) involve known and unknown risks, uncertainties and other factors that could cause them to fail to occur or be realized or to be materially and adversely different from those the Company anticipated.

Although the Company believe that its plans, intentions, expectations and estimates reflected or implied in such forward-looking statements are reasonable, the Company cannot assure you that such plans, intentions, expectations or estimates will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part. You should carefully review the risk factors described below (See Item 1A – Risk Factors) and any other cautionary statements contained or incorporated by reference in this Annual Report.  All forward-looking and other statements attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other cautionary statements.

You should not place undue reliance on the Company's forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control.  The Company's forward-looking statements are based on the information currently available to it and speak only as of the referenced date(s) or, in the case of forward-looking statements incorporated by reference, as of the date of the SEC Report that includes such statement. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company.  Over time, the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition will likely differ from those expressed or implied by the Company's forward-looking statements, and such difference could be significant and materially adverse to the Company and  the value of your investment in the Company's Common Stock.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other cautionary statements (in whole or in part), whether as a result of new information, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.               Financial Statements and Exhibits.

(a)           Exhibits:
99.1	Press Release of the Registrant dated September 17, 2012, as attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date:           September 17, 2012
By:      /s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Registrant dated September 17, 2012, as attached hereto.